UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2007
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibit
Consent of Independent Registered Public Accounting Firm
Business, Revised Only to Reflect the Change
Selected Financial Data, Revised Only to Reflect the Change
MD&A, Revised Only to Reflect the Changes
Financial Statements, Revised Only to Reflect the Changes

Item 8.01. Other Events
     ANNUAL REPORT UPDATE
     Weatherford International Ltd. (the “Company”) is filing this Current Report on Form 8-K to update certain historical information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed February 23, 2007 (“Form 10-K”). In particular, the Company is updating historical results to reflect the reorganization of its reporting segments and to present its oil and gas development and production business as a discontinued operation.
Segment Reporting
     As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, the Company reviewed its reporting segments during the first quarter of 2007. Based on this review, the Company determined that its operational performance would be segmented and reviewed on a geographic basis. As a result, the Company realigned its financial reporting segments and now reports its segments as follows:
•	North America

•	Latin America

•	Europe/West Africa/the Commonwealth of Independent States (“CIS”)

•	Middle East/North Africa/Asia
Discontinued Operation
     As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, the Company’s management approved a plan to sell its oil and gas development and production business. As a result of this plan, the Company presented the results of operations, financial position and cash flows of the business as a discontinued operation.
     The following items of the Form 10-K are being adjusted retrospectively to reflect the Company’s reorganization of its reporting segments and to present is oil and gas development and production business as a discontinued operation:
•	Business (Part I, Item 1);

•	Selected Financial Data (Part II, Item 6);

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) (Part II, Item 7); and

•	Financial Statements and Supplementary Data (Part II, Item 8)
     These new presentations have no effect on the Company’s reported net income for any reporting period. The revised sections of the Form 10-K included in this Current Report on Form 8-K have not been otherwise updated for events occurring after the date of the consolidated financial statements, which were originally presented in the Form 10-K. This Current Report on Form 8-K should be read in conjunction with the Form 10-K (except for Part I, Item 1 and Part II, Items 6, 7, and 8) and the Company’s other periodic reports on Form 10-Q and Form 8-K.
     UPDATED RISK FACTOR
U.S. Government Investigations
     We participated in the United Nations oil-for-food program governing sales of goods and services into Iraq. The SEC has subpoenaed certain documents in connection with an investigation into our participation in the oil-for-food program. The U.S. Department of Justice is also conducting an investigation of our participation in the oil-for-food program. We are cooperating fully with these investigations. In cooperation with the government, we have retained legal counsel, reporting to our audit committee, to investigate this matter and represent us. These investigations are ongoing, and we cannot anticipate the timing, outcome or possible impact of these investigations, financial or otherwise.
     The U.S. government has established trading sanctions applicable to U.S. persons conducting business in certain jurisdictions. Certain of our separately incorporated foreign subsidiaries have historically conducted business in those jurisdictions as non-U.S. persons. The U.S. Department of Commerce, Bureau of Industry & Security and the U.S. Department of Justice are investigating allegations of improper sales of products and services by our foreign subsidiaries in sanctioned countries. We are cooperating fully with this investigation. In cooperation with the government, we have retained legal counsel, reporting to our audit committee, to investigate this matter and represent us. This investigation is ongoing, and we cannot anticipate the timing, outcome or possible impact of the investigation, financial or otherwise.
     In light of this investigation and of the current U.S. and foreign policy environment and the inherent uncertainties surrounding these countries, we decided in September 2007 to direct our foreign subsidiaries to discontinue doing business in countries that are subject to U.S. economic and trade sanctions, including Cuba, Iran, Sudan and Syria. Effective September 2007, we will not enter into any new contracts relating to these countries. We have begun an orderly discontinuation and winding down of our existing business in these sanctioned countries.
     The DOJ, the SEC and other agencies and authorities have a broad range of civil and criminal penalties they may seek to impose against corporations and individuals in appropriate circumstances including, but not limited to, injunctive relief, disgorgement, fines, penalties and modifications to business practices and compliance programs. In recent years, these agencies and authorities have entered into agreements with, and obtained a range of penalties against, several public corporations and individuals arising from allegations similar to those that are the subject of our ongoing investigations, under which civil and criminal penalties were imposed, including in some cases multi-million dollar fines and other penalties and sanctions. Under trading sanctions laws, the DOJ may also seek to impose modifications to business practices, including immediate cessation of all business activities in sanctioned countries, and modifications to compliance programs, which may increase compliance costs. In addition, our activities in sanctioned countries, such as Sudan and Iran, could result in certain investors, such as government sponsored pension funds, divesting or not investing in our common shares. Based on available information, we cannot predict what, if any, actions the DOJ, SEC or other authorities may take in our situation or the effect any such actions may have on our consolidated financial position or results of operations.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Business, revised only to reflect the change in reportable segments

99.2	Selected Financial Data, revised only to reflect discontinued operation presentation

99.3	MD&A, revised to reflect the changes in reportable segments and discontinued operation presentation

99.4	Financial Statements, revised to reflect the changes in reportable segments and discontinued operation presentation. Included in Item 8 is the Report of Independent Registered Public Accounting Firm dated February 22, 2007, except with respect to their opinion on the Consolidated Financial Statements as it relates to the effects of the changes in segments and discontinued operation presentation, as to which the date is September 25, 2007.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: October 9, 2007	/s/ Andrew P. Becnel
Andrew P. Becnel
Senior Vice President and Chief Financial Officer

Index to Exhibit

Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Business, revised only to reflect the change in reportable segments

99.2	Selected Financial Data, revised only to reflect discontinued operation presentation

99.3	MD&A, revised to reflect the changes in reportable segments and discontinued operation presentation

99.4	Financial Statements, revised to reflect the changes in reportable segments and discontinued operation presentation. Included in Item 8 is the Report of Independent Registered Public Accounting Firm dated February 22, 2007, except with respect to their opinion on the Consolidated Financial Statements as it relates to the effects of the changes in segments and discontinued operation presentation, as to which the date is September 25, 2007.